Short-term borrowings	12 Months Ended
Dec. 31, 2022
Short-term borrowings
Short-term borrowings

13.Short-term borrowings

As of December 31, 2021, the Group had RMB7.0 million of short-term borrowings. The interest was payable on a monthly or quarterly basis and the principal was due upon maturity. The borrowings as of December 31, 2021 were fully repaid in 2022. As of December 31, 2022, the Group had RMB3.2 million of short-term borrowings which were obtained in 2022. The interest was payable on a monthly or quarterly basis and the principal was due upon maturity, as follows:

Term loan	Maturity date	Principal amount	Interest rate per annum	Name of bank
Loan 1	2023-03-18	2,000	3.50%	Bank of China Limited (“BOC”)
Loan 2	2023-03-25	10	3.25%	Industrial &Commercial Bank of China (“ICBC”)
Loan 3	2023-05-22	1,159	4.25%	Industrial &Commercial Bank of China (“ICBC”)
Total		3,169

As of December 31, 2022, the loan 1 is guarantee by a third party. The Group has repaid the principal of RMB2.0 million subsequently.